EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND
FULL YEAR 2024 RESULTS

DALLAS – February 25, 2025 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2024 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2024 with the fourth quarter and full year ended December 31, 2023 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on October 25, 2024 with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 3.1% to $126 during the quarter on a 3.4% increase in Comparable ADR and a 0.3% decrease in Comparable Occupancy.
•Net loss attributable to common stockholders was $(131.1) million or $(23.83) per diluted share for the quarter.
•Adjusted EBITDAre was $45.2 million for the quarter.
•Adjusted funds from operations (AFFO) was $(2.21) per diluted share for the quarter.
•Comparable Total hotel revenue increased 4.6% over the prior year quarter.
•Comparable Hotel EBITDA was $68.0 million for the quarter reflecting a growth rate of 6.2% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $112.9 million and restricted cash of $107.6 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $21.6 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $122 million.
•Capex invested during the quarter was $20.6 million.
FULL YEAR 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 0.7% over the prior year to $134 on a 2.3% increase in Comparable ADR and a 1.6% decrease in Comparable Occupancy.

AHT Reports Fourth Quarter and Full Year Results

February 25, 2025
•For the year, net loss attributable to common stockholders was $(82.5) million or $(17.54) per diluted share.
•Adjusted EBITDAre was $235.9 million for the year.
•For the year, AFFO was $(4.84) per diluted share.
•Capex invested during the year was $108.0 million.
RECENT OPERATING HIGHLIGHTS
•In mid-December 2024, the Company launched a transformative strategic initiative designed to drive outsized EBITDA growth and substantially improve shareholder value. The initiative, labeled “GRO AHT,” centers around three core pillars: G&A Reduction, Revenue Maximization, and Operational Efficiency.
•During the quarter, the Company successfully extended its mortgage loan secured by the 226-room Le Pavillon Hotel located in New Orleans, Louisiana.
•During the quarter, the Company successfully refinanced its mortgage loan secured by the 703-room Marriott Crystal Gateway Hotel located in Arlington, Virginia.
•During the quarter, the Company’s Crowne Plaza La Concha Hotel in Key West, Florida was converted to a Marriott Autograph Collection® property and is now called the Autograph La Concha.
•During the quarter, the Company’s Le Pavillon Hotel in New Orleans, Louisiana was converted to a Tribute Portfolio property.
•Subsequent to quarter end, the Company completed the sale of the 315-room Courtyard Boston Downtown located in Boston, Massachusetts for $123.0 million ($390,500 per key).
•Subsequent to quarter end, the Company completed a refinancing of 16 hotels for $580 million.
•Subsequent to quarter end, the Company announced that it had fully paid off its strategic financing, including the exit fee, utilizing excess proceeds from its $580 million refinancing.
GRO AHT: THREE CORE PILLARS
In mid-December 2024, the Company launched a transformative strategic initiative designed to drive outsized EBITDA growth and substantially improve shareholder value. The initiative, labeled “GRO AHT,” centers around three core pillars: G&A Reduction, Revenue Maximization, and Operational Efficiency.
G&A Reduction
With the full support of our advisor, Ashford Inc., the Company is committed to achieving significant reductions in corporate overhead. Key actions include:
•Substantially cutting management and board compensation while enhancing alignment with shareholders.
•Negotiating to reduce advisory fees and reimbursable expenses with advisor Ashford Inc.
•Reducing professional services and other general and administrative expenses.
Revenue Maximization
This pillar is focused on driving outsized top-line performance across the Ashford Trust portfolio. Components include:
•Key revenue-focused hires recently made by the Company’s advisor, Ashford Inc., and largest property manager, Remington, to enhance top-line performance.
•Driving aggressive sales efforts to grow room revenue market share in 2025 by more than 200 basis points across the portfolio, as measured by RevPAR Index.
•Increasing existing ancillary revenues through pricing audits for food and beverage, gift shops, parking, and other streams.

AHT Reports Fourth Quarter and Full Year Results

February 25, 2025
•Rolling out new ancillary revenue streams across the portfolio.
Operational Efficiency
To combat ongoing pressures on property-level margins, our property managers are implementing several efficiency-focused measures designed to reduce costs, improve productivity, and maintain exceptional performance. These include:
•Reducing payroll expense through recently completed reductions in force and upcoming changes to PTO policies.
•Re-negotiating contracts and bidding out MSAs to achieve cost savings.
•Implementing LED lighting and other energy-saving initiatives across the portfolio.
•Optimizing overtime and contract labor usage to further reduce labor costs.
CAPITAL STRUCTURE
As of December 31, 2024, the Company had total loans of $2.6 billion with a blended average interest rate of 7.9%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 23% of the Company’s current consolidated debt is effectively fixed and approximately 77% is effectively floating.
During the quarter, the Company successfully extended its mortgage loan secured by the 226-room Le Pavillon Hotel located in New Orleans, Louisiana. The loan had an initial maturity date in December of 2024 and has two additional one-year extension options, subject to the satisfaction of certain conditions, with a final maturity date in December 2027. The loan has been extended with no paydown and continues to have an outstanding balance of $37.0 million.
During the quarter, the Company successfully refinanced its mortgage loan secured by the 703-room Marriott Crystal Gateway Hotel located in Arlington, Virginia, which had a final maturity date in November 2026. The new, non-recourse loan totals $121.5 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 4.75%. The refinancing resulted in approximately $31 million of excess proceeds that were used to pay down the Company’s strategic financing.
During the quarter, the Company announced that its Crowne Plaza La Concha Hotel in Key West, Florida completed the conversion to a Marriott Autograph Collection® property and is now called the Autograph La Concha. Marriott’s Autograph Collection® Hotels feature a diverse portfolio of approximately 200 independent hotels around the world that reflect a unique vision, design, and environment.
During the quarter, the Company announced the conversion of its 226-room Le Pavillon Hotel in New Orleans, Louisiana to a Tribute Portfolio property. Marriott’s Tribute Portfolio is a growing global family of characterful, independent hotels drawn together by their passion for captivating design and their drive to create vibrant social scenes for guests and locals alike.
Subsequent to quarter end, the Company completed the sale of the 315-room Courtyard Boston Downtown located in Boston, Massachusetts for $123.0 million ($390,500 per key). When adjusted for the Company’s anticipated capital expenditures, the sale price represented a 5.9% capitalization rate on net operating income for the trailing twelve months ended September 30, 2024, or 14.3x Hotel EBITDA for the same time period. Excluding the anticipated capital spend, the sale price represents a 6.9% capitalization rate on net operating income for the trailing twelve months ended September 30, 2024, or 12.3x Hotel EBITDA for the same time period.
Subsequent to quarter end, the Company closed on a $580 million refinancing secured by 16 hotels. The financing includes the hotels that were previously part of the Company’s KEYS Pool C Loan, KEYS Pool

AHT Reports Fourth Quarter and Full Year Results

February 25, 2025
D Loan, KEYS Pool E Loan, and the BAML Pool 3 Loan, together with the Westin Princeton. The previous loans had a combined outstanding loan balance of approximately $438.7 million. The new financing is non-recourse, has a two-year term with three one-year extension options, subject to the satisfaction of certain conditions, and bears interest at a floating interest rate of SOFR + 4.37%. The Company used approximately $72 million of the excess proceeds to completely pay off the remaining balance on its strategic financing, including the exit fee. The remaining excess proceeds were used to fund transaction costs and reserves for future capital expenditures. The financing amount represented a loan-to-value ratio of approximately 67% based on the as-is appraised values of the properties.
The Company did not pay a dividend on its common stock and common units for the fourth quarter ended December 31, 2024. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. As of December 31, 2024, the Company had 6,799,638 shares of its Series J and 601,175 shares of its Series K non-traded preferred stock outstanding and has raised approximately $195 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
During the quarter, the Company completed a reverse split of the Company’s common stock at a ratio of 1-for-10. The reverse stock split became effective after the close of business on October 25, 2024, at which time each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. The common stock commenced trading on the New York Stock Exchange on October 28, 2024, on the split-adjusted basis.
“I’m extremely pleased with the Company’s fourth quarter 2024 financial results highlighted by solid RevPAR performance and even stronger total revenue growth," said Stephen Zsigray, President and Chief Executive Officer of Ashford Trust. “Our improved performance highlights the impact of the strategic decisions our team has made over the past several quarters and reflects the early results on our efforts to grow ancillary revenue streams. With the conversions of La Concha and Le Pavillon expected to drive 20–30% premiums to pre-conversion RevPAR, we continue to strategically position our portfolio to meaningfully outperform in the quarters ahead. The recent sale of the Courtyard Boston Downtown at a very attractive cap rate further demonstrates the exceptional value within our portfolio, particularly in comparison to our current equity market cap.” Mr. Zsigray concluded, “As we enter 2025, we continue to see strong group demand and remain focused on executing our GRO AHT strategy to drive outsized EBITDA growth. With our recently completed refinancing and the successful repayment of our corporate strategic financing, we’re excited to begin the next chapter for Ashford Trust.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, February 26, 2025, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 307-1963. A replay of the conference call will be available through Wednesday, March 5, 2025, by dialing (609) 800-9909 and entering the confirmation number, 9481675.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2024 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Wednesday, February 26, 2025,

AHT Reports Fourth Quarter and Full Year Results

February 25, 2025
beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2024	December 31, 2023
ASSETS
Investments in hotel properties, gross	$3,350,086	$4,245,264
Accumulated depreciation	(1,030,879)	(1,293,332)
Investments in hotel properties, net	2,319,207	2,951,932
Contract asset	366,671	—
Cash and cash equivalents	112,907	165,231
Restricted cash	99,695	146,079
Accounts receivable, net of allowance of $435 and $1,214, respectively	35,579	45,521
Inventories	3,631	3,679
Notes receivable, net	10,565	7,369
Investment in unconsolidated entities	7,590	9,960
Deferred costs, net	1,788	1,808
Prepaid expenses	11,667	12,806
Derivative assets, net	2,594	13,696
Operating lease right-of-use assets	43,780	44,047
Other assets	26,680	25,309
Intangible assets, net	797	797
Due from third-party hotel managers	21,206	21,664
Assets held for sale	96,628	12,383
Total assets	$3,160,985	$3,462,281

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,629,289	$3,040,951
Indebtedness associated with hotels in receivership	314,640	355,120
Finance lease liability	17,992	18,469
Other finance liability	27,058	26,858
Accounts payable and accrued expenses	137,506	129,323
Accrued interest payable	10,212	12,985
Accrued interest associated with hotels in receivership	52,031	14,024
Dividends and distributions payable	3,952	3,566
Due to Ashford Inc., net	25,635	13,261
Due to related parties, net	2,850	5,874
Due to third-party hotel managers	1,145	1,193
Intangible liabilities, net	1,981	2,017
Operating lease liabilities	44,369	44,765
Other liabilities	4,972	3,499
Liabilities associated with assets held for sale	99,139	14,653
Total liabilities	3,372,771	3,686,558

Redeemable noncontrolling interests in operating partnership	22,509	22,007
Series J Redeemable Preferred Stock, $0.01 par value, 6,799,638 and 3,475,318 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	156,671	79,975
Series K Redeemable Preferred Stock, $0.01 par value, 601,175 and 194,193 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	14,869	4,783
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 and 1,159,927 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	11	12
Series F Cumulative Preferred Stock, 1,037,044 and 1,175,344 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	10	11
Series G Cumulative Preferred Stock, 1,470,948 and 1,531,996 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	15	15
Series H Cumulative Preferred Stock, 1,037,956 and 1,170,325 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	10	12
Series I Cumulative Preferred Stock, 1,034,303 and 1,160,923 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	11	12
Common stock, $0.01 par value, 400,000,000 shares authorized, 5,636,595 and 3,742,205 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	56	37
Additional paid-in capital	2,392,518	2,383,312
Accumulated deficit	(2,811,868)	(2,729,312)
Total stockholders' equity (deficit) of the Company	(419,237)	(345,901)
Noncontrolling interests in consolidated entities	13,402	14,859
Total equity (deficit)	(405,835)	(331,042)
Total liabilities and equity/deficit	$3,160,985	$3,462,281

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
REVENUE
Rooms	$203,979	$241,678	$889,753	$1,059,155
Food and beverage	53,579	59,886	212,581	232,829
Other	17,502	17,613	67,800	72,748
Total hotel revenue	275,060	319,177	1,170,134	1,364,732
Other	421	707	2,325	2,801
Total revenue	275,481	319,884	1,172,459	1,367,533
EXPENSES
Hotel operating expenses
Rooms	49,887	59,393	209,569	249,434
Food and beverage	36,057	40,089	145,304	161,300
Other expenses	106,481	115,595	418,077	464,058
Management fees	9,765	11,939	42,406	50,645
Total hotel operating expenses	202,190	227,016	815,356	925,437
Property taxes, insurance and other	11,768	17,346	64,103	70,226
Depreciation and amortization	37,305	46,844	152,776	187,807
Impairment charges	59,331	—	59,331	—
Advisory services fee:
Base advisory fee	8,120	8,337	32,495	33,176
Reimbursable expenses	11,294	3,307	23,856	12,483
Stock/unit-based compensation	540	(367)	1,801	3,268
Stirling performance participation fee	121	—	454	—
Corporate, general and administrative:
Stock/unit-based compensation	26	22	296	750
Other general and administrative	4,174	4,772	24,366	15,431
Total operating expenses	334,869	307,277	1,174,834	1,248,578
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	—	4,045	94,406	11,488
Gain (loss) on derecognition of assets	10,429	—	167,177	—
OPERATING INCOME (LOSS)	(48,959)	16,652	259,208	130,443
Equity in earnings (loss) of unconsolidated entities	(1,542)	(419)	(2,370)	(1,134)
Interest income	1,499	2,223	6,942	8,978
Other income (expense), net	—	33	108	310
Interest expense, net of discount amortization	(59,685)	(80,773)	(259,768)	(314,235)
Interest expense associated with hotels in receivership	(10,430)	(11,789)	(45,592)	(39,178)
Amortization of loan costs	(4,472)	(3,101)	(13,591)	(12,735)
Write-off of premiums, loan costs and exit fees	(1,414)	(836)	(5,245)	(3,469)
Gain (loss) on extinguishment of debt	(16)	53,386	2,774	53,386
Realized and unrealized gain (loss) on derivatives	(6,396)	(6,690)	(6,480)	(2,200)
INCOME (LOSS) BEFORE INCOME TAXES	(131,415)	(31,314)	(64,014)	(179,834)
Income tax benefit (expense)	2,316	1,510	(997)	(900)
NET INCOME (LOSS)	(129,099)	(29,804)	(65,011)	(180,734)
(Income) loss attributable to noncontrolling interest in consolidated entities	3,534	6	4,028	6
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,355	401	683	2,239
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(124,210)	(29,397)	(60,300)	(178,489)
Preferred dividends	(6,307)	(4,631)	(22,686)	(15,921)
Deemed dividends on redeemable preferred stock	(653)	(680)	(2,906)	(2,673)
Gain (loss) on extinguishment of preferred stock	30	3,390	3,370	3,390
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(131,140)	$(31,318)	$(82,522)	$(193,693)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(23.83)	$(8.99)	$(17.54)	$(56.11)
Weighted average common shares outstanding – basic	5,502	3,482	4,706	3,452
Diluted:
Net income (loss) attributable to common stockholders	$(23.83)	$(8.99)	$(17.54)	$(56.11)
Weighted average common shares outstanding – diluted	5,502	3,482	4,706	3,452
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income (loss)	$(129,099)	$(29,804)	$(65,011)	$(180,734)
Interest expense and amortization of discounts and loan costs, net	64,157	83,874	273,359	326,970
Interest expense associated with hotels in receivership	10,430	11,789	45,592	39,178
Depreciation and amortization	37,305	46,844	152,776	187,807
Income tax expense (benefit)	(2,316)	(1,510)	997	900
Equity in (earnings) loss of unconsolidated entities	1,542	419	2,370	1,134
Company's portion of EBITDA of unconsolidated entities	130	(74)	436	231
EBITDA	(17,851)	111,538	410,519	375,486
Impairment charges on real estate	59,331	—	59,331	—
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	—	(4,045)	(94,406)	(11,488)
(Gain) loss on derecognition of assets	(10,429)	—	(167,177)	—
EBITDAre	31,051	107,493	208,267	363,998
Amortization of unfavorable contract liabilities	(30)	(31)	(122)	(15)
Transaction and conversion costs	1,599	1,485	10,809	3,856
Write-off of premiums, loan costs and exit fees	1,414	836	5,245	3,469
Realized and unrealized (gain) loss on derivatives	6,396	6,690	6,480	2,200
Stock/unit-based compensation	566	(347)	2,097	4,027
Legal, advisory and settlement costs	2,061	270	3,230	1,181
Other (income) expense, net	—	(34)	(108)	(310)
Stirling performance participation fee	(111)	—	—	—
(Gain) loss on insurance settlements	(73)	(505)	(73)	(505)
(Gain) loss on extinguishment of debt	16	(53,386)	(2,774)	(53,386)
Severance	2,280	—	2,824	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	—	6	2
Adjusted EBITDAre	$45,169	$62,471	$235,881	$324,517
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income (loss)	$(129,099)	$(29,804)	$(65,011)	$(180,734)
(Income) loss attributable to noncontrolling interest in consolidated entities	3,534	6	4,028	6
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,355	401	683	2,239
Preferred dividends	(6,307)	(4,631)	(22,686)	(15,921)
Deemed dividends on redeemable preferred stock	(653)	(680)	(2,906)	(2,673)
Gain (loss) on extinguishment of preferred stock	30	3,390	3,370	3,390
Net income (loss) attributable to common stockholders	(131,140)	(31,318)	(82,522)	(193,693)
Depreciation and amortization on real estate	37,305	46,844	152,776	187,807
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	—	(4,045)	(94,406)	(11,488)
(Gain) loss on derecognition of assets	(10,429)	—	(167,177)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,355)	(401)	(683)	(2,239)
Equity in (earnings) loss of unconsolidated entities	1,542	419	2,370	1,134
Impairment charges on real estate	59,331	—	59,331	—
Company's portion of FFO of unconsolidated entities	(475)	(307)	(932)	(668)
FFO available to common stockholders and OP unitholders	(45,221)	11,192	(131,243)	(19,147)
Deemed dividends on redeemable preferred stock	653	680	2,906	2,673
(Gain) loss on extinguishment of preferred stock	(30)	(3,390)	(3,370)	(3,390)
Transaction and conversion costs	1,599	1,485	10,809	3,856
Write-off of premiums, loan costs and exit fees	1,414	836	5,245	3,469
Unrealized (gain) loss on derivatives	9,377	16,808	32,790	44,041
Stock/unit-based compensation	566	(347)	2,097	4,027
Legal, advisory and settlement costs	2,061	270	3,230	1,181
Other (income) expense, net	—	(34)	(108)	(310)
Amortization of credit facility exit fee	—	4,805	844	18,616
Amortization of loan costs	4,472	3,101	13,591	12,735
Stirling performance participation fee	(111)	—	—	—
(Gain) loss on insurance settlements	(73)	(505)	(73)	(505)
(Gain) loss on extinguishment of debt	16	(53,386)	(2,774)	(53,386)
Interest expense associated with hotels in receivership	10,430	—	40,045	—
Severance	2,280	—	2,824	—
Default interest and late fees	—	5,227	—	12,553
Company's portion of adjustments to FFO of unconsolidated entities	119	—	125	2
Adjusted FFO available to common stockholders and OP unitholders	$(12,448)	$(13,258)	$(23,062)	$26,415
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(2.21)	$(3.58)	$(4.84)	$7.20
Weighted average diluted shares	5,621	3,705	4,769	3,669

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2024
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (14)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (15)	Comparable TTM Hotel EBITDA Debt Yield
Morgan Stanley Pool - 17 hotels	February 2025	February 2025	SOFR (1) + 3.39%	$—	$409,750	$409,750	(2)	$19,899	4.9%	$43,354	10.6%
BAML Indigo Atlanta - 1 hotel	February 2025	February 2025	SOFR (1) + 2.85%	—	12,330	12,330	(3)	(757)	(6.1)%	1,752	14.2%
BAML Pool 3 - 2 hotels	February 2025	February 2025	4.45%	25,882	—	25,882	(4)	10,311	39.8%	6,487	25.1%
JPMorgan Chase - 8 hotels	February 2025	February 2026	SOFR (1) + 3.28%	—	325,000	325,000	(5)	(56,113)	(17.3)%	24,512	7.5%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	22,132	—	22,132		(1,355)	(6.1)%	2,086	9.4%
BAML Highland Pool - 19 hotels	April 2025	April 2025	SOFR (1) + 3.51%	—	862,027	862,027	(6)	50,882	5.9%	96,207	11.2%
KEYS Pool C - 4 hotels	June 2025	June 2025	SOFR (1) + 4.03%	—	143,877	143,877	(4) (7)	10,121	7.0%	20,222	14.1%
KEYS Pool D - 4 hotels	June 2025	June 2025	SOFR (1) + 4.29%	—	159,424	159,424	(4) (7)	87,866	55.1%	19,334	12.1%
KEYS Pool E - 5 hotels	June 2025	June 2025	SOFR (1) + 3.02%	—	109,473	109,473	(4) (7)	5,658	5.2%	17,341	15.8%
Aareal Le Pavillon - 1 hotel	December 2025	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(8)	(8,760)	(23.7)%	278	0.8%
Oaktree Capital Term Loan	January 2026	January 2026	14.00%	44,722	—	44,722	(9)	N/A	N/A	N/A	N/A
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(10)	4,889	5.0%	9,999	10.2%
BAML Nashville - 1 hotel	May 2026	May 2029	SOFR (1) + 3.98%	—	267,200	267,200	(11)	25,590	9.6%	35,327	13.2%
Torchlight Marriott Crystal Gateway - 1 hotel	November 2027	November 2029	SOFR (1) + 4.75%	—	121,500	121,500	(12)	11,750	9.7%	16,194	13.3%
Unencumbered Hotels - 2 hotels				—	—	—		4,003	N/A	9,062	N/A
Total				$92,736	$2,546,031	$2,638,767		$163,984	6.2%	$302,155	11.5%
Percentage				3.5%	96.5%	100.0%
Weighted average interest rate (13)				9.11%	7.87%	7.91%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    SOFR rate was 4.33% at December 31, 2024.
(2)    This mortgage loan was amended in February 2025. Terms of the amendment included extending the maturity date from February 2025 to March 2025. No other terms of the loan were amended..
(3)    This mortgage loan was amended in December 2024. Terms of the amendment included extending the maturity date from December 2024 to February 2025, and a $1.3M principal paydown.
(4)    On February 12, 2025, this mortgage loan was refinanced into a new $580.0 million mortgage loan. The new mortgage loan is interest only and bears interest at a rate of SOFR + 4.37%, has a two-year initial term, and three one-year extension options, subject to satisfaction of certain conditions.
(5)    This mortgage loan has six one-year extension options, subject to satisfaction of certain conditions. The sixth one-year extension period began in February 2025.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in April 2024. In January 2025, this mortgage loan was paid down $118.4 million in conjunction with the sale of the Courtyard Boston Downtown.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in June 2024.
(8)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension option began in December 2024. This mortgage loan has a SOFR floor of 0.50%.
(9)    On February 12, 2025, this term loan was repaid.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(11)    This mortgage loan has three one-year extension option, subject to satisfaction of certain conditions.
(12)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.75%.
(13)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(14)    The final maturity date assumes all available extension options will be exercised.
(15)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2024
(dollars in thousands)
(unaudited)

	2025	2026	2027	2028	2029	Thereafter	Total
Morgan Stanley Pool - 17 hotels	$409,750	$—	$—	$—	$—	$—	$409,750
BAML Indigo Atlanta - 1 hotel	12,330	—	—	—	—	—	12,330
BAML Pool 3 - 2 hotels (1)	25,882	—	—	—	—	—	25,883
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	22,030	—	—	—	—	—	22,030
BAML Highland Pool - 19 hotels (2)	862,027	—	—	—	—	—	862,027
KEYS Pool C - 4 hotels (1)	143,877	—	—	—	—	—	143,877
KEYS Pool D - 4 hotels (1)	159,424	—	—	—	—	—	159,424
KEYS Pool E - 5 hotels (1)	109,473	—	—	—	—	—	109,473
Oaktree Capital Term Loan (3)	—	44,722	—	—	—	—	44,722
JPMorgan Chase - 8 hotels	—	325,000	—	—	—	—	325,000
Aareal Le Pavillon - 1 hotel	—	—	35,000	—	—	—	35,000
Aareal Alexandria/La Posada	—	—	—	98,450	—	—	98,450
BAML Nashville - 1 hotel	—	—	—	—	267,200	—	267,200
Torchlight Marriott Gateway - 1 hotel	—		—	—	121,500	—	121,500
Principal due in future periods	1,744,793	369,722	35,000	98,450	388,700	—	2,636,666
Scheduled amortization payments remaining	102	1,000	1,000	—	—	—	2,101
Total indebtedness	$1,744,895	$370,722	$36,000	$98,450	$388,700	$—	$2,638,767
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    On February 12, 2025, this mortgage loan was refinanced into a new $580.0 million mortgage loan. The new mortgage loan is interest only and bears interest at a rate of SOFR + 4.37%, has a two-year initial term, and three one-year extension options, subject to satisfaction of certain conditions.
(2)    In January 2025, this mortgage loan was paid down $118.4 million in conjunction with the sale of the Courtyard Boston Downtown.
(3)     On February 12, 2025, this term loan was repaid.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$203,979	$(4,217)	$199,762	$241,679	$(50,120)	$191,559	(15.60)%	4.28%
RevPAR	$125.66	$(113.18)	$125.95	$120.49	$(114.60)	$122.14	4.29%	3.13%
Occupancy	66.37%	(78.13)%	66.09%	66.33%	(66.58)%	66.27%	0.06%	(0.27)%
ADR	$189.34	$(144.86)	$190.58	$181.64	$(172.13)	$184.31	4.24%	3.40%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$889,753	$(48,604)	$841,149	$1,056,897	$(227,290)	$829,607	(15.81)%	1.39%
RevPAR	$132.87	$(112.27)	$134.29	$130.51	$(121.14)	$133.34	1.81%	0.71%
Occupancy	69.66%	(69.02)%	69.70%	70.63%	(69.98)%	70.82%	(1.37)%	(1.58)%
ADR	$190.75	$(162.67)	$192.67	$184.79	$(173.10)	$188.27	3.23%	2.34%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$199,801	$(4,217)	$195,584	$236,956	$(50,120)	$186,836	(15.68)%	4.68%
RevPAR	$126.71	$(113.18)	$127.04	$120.94	$(114.60)	$122.76	4.78%	3.49%
Occupancy	66.61%	(78.13)%	66.33%	66.29%	(66.58)%	66.21%	0.48%	0.19%
ADR	$190.23	$(144.86)	$191.53	$182.44	$(172.13)	$185.42	4.27%	3.29%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$870,640	$(48,604)	$822,036	$1,036,542	$(227,290)	$809,252	(16.01)%	1.58%
RevPAR	$133.70	$(112.27)	$135.23	$130.98	$(121.14)	$134.04	2.08%	0.89%
Occupancy	69.78%	(69.02)%	69.84%	70.58%	(69.98)%	70.77%	(1.13)%	(1.32)%
ADR	$191.60	$(162.67)	$193.64	$185.57	$(173.10)	$189.41	3.25%	2.23%
NOTES:
(1)    The above comparable information assumes the 65 hotel properties owned and included in the Company’s operations at December 31, 2024, and not under renovation during the three months ended December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Dallas, Embassy Suites Palm Beach, Residence Inn Evansville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$275,060	$319,177	(13.82)%	$1,170,134	$1,361,790	(14.07)%
Non-comparable adjustments	(4,295)	(60,307)		(57,530)	(270,856)
Comparable total hotel revenue	$270,765	$258,870	4.59%	$1,112,604	$1,090,934	1.99%

Hotel net income (loss)	$(37,125)	$(130,905)	71.64%	$166,667	$12,574	1,225.49%
Non-comparable adjustments	201	153,526		(86,967)	131,840
Comparable hotel net income (loss)	$(36,924)	$22,621	(263.23)%	$79,700	$144,414	(44.81)%
Hotel net income (loss) margin	(13.50)%	(41.01)%	27.51%	14.24%	0.92%	13.32%
Comparable hotel net income margin	(13.64)%	8.74%	(22.38)%	7.16%	13.24%	(6.08)%

Hotel EBITDA	$69,415	$78,605	(11.69)%	$314,694	$384,308	(18.11)%
Non-comparable adjustments	(1,403)	(14,546)		(12,469)	(74,047)
Comparable hotel EBITDA	$68,012	$64,059	6.17%	$302,225	$310,261	(2.59)%
Hotel EBITDA margin	25.24%	24.63%	0.61%	26.89%	28.22%	(1.33)%
Comparable hotel EBITDA margin	25.12%	24.75%	0.37%	27.16%	28.44%	(1.28)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$270,259	$313,915	(13.91)%	$1,148,719	$1,339,489	(14.24)%
Non-comparable adjustments	(4,295)	(60,307)		(57,532)	(270,857)
Comparable total hotel revenue	$265,964	$253,608	4.87%	$1,091,187	$1,068,632	2.11%

Hotel net income (loss)	$(36,040)	$(130,902)	72.47%	$168,782	$10,882	1,451.02%
Non-comparable adjustments	201	153,526		(86,968)	131,840
Comparable hotel net income (loss)	$(35,839)	$22,624	(258.41)%	$81,814	$142,722	(42.68)%
Hotel net income (loss) margin	(13.34)%	(41.70)%	28.36%	14.69%	0.81%	13.88%
Comparable hotel net income margin	(13.48)%	8.92%	(22.40)%	7.50%	13.36%	(5.86)%

Hotel EBITDA	$68,743	$77,569	(11.38)%	$310,511	$379,235	(18.12)%
Non-comparable adjustments	(1,403)	(14,546)		(12,469)	(74,047)
Comparable hotel EBITDA	$67,340	$63,023	6.85%	$298,042	$305,188	(2.34)%
Hotel EBITDA margin	25.44%	24.71%	0.73%	27.03%	28.31%	(1.28)%
Comparable hotel EBITDA margin	25.32%	24.85%	0.47%	27.31%	28.56%	(1.25)%
NOTES:
(1)    The above comparable information assumes the 65 hotel properties owned and included in the Company’s operations at December 31, 2024, and not under renovation during the three months ended December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Dallas, Embassy Suites Palm Beach, Residence Inn Evansville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2024	2024	2024	2024	2024	2024	2024	2024	2024
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$275,060	$(4,295)	$270,765	$276,019	$(4,342)	$271,677	$315,797	$(13,371)	$302,426	$303,258	$(35,522)	$267,736
Hotel net income (loss)	$(37,125)	$201	$(36,924)	$32,678	$(2,446)	$30,232	$140,679	$(86,395)	$54,284	$30,435	$1,673	$32,108
Hotel net income (loss) margin	(13.50)%		(13.64)%	11.84%		11.13%	44.55%		17.95%	10.04%		11.99%
Hotel EBITDA	$69,415	$(1,403)	$68,012	$71,833	$(1,413)	$70,420	$95,134	$(2,521)	$92,613	$78,312	$(7,132)	$71,180
Hotel EBITDA margin	25.24%		25.12%	26.02%		25.92%	30.13%		30.62%	25.82%		26.59%

Hotel net income (loss) % of total TTM	(22.3)%		(46.3)%	19.6%		37.9%	84.4%		68.1%	18.3%		40.3%
EBITDA % of total TTM	22.1%		22.5%	22.8%		23.3%	30.2%		30.6%	24.9%		23.6%

JV interests in Hotel net income (loss)	$(2,771)		$(2,771)	$(414)		$(414)	$—		$—	$—		$—
JV interests in EBITDA	$(63)		$(63)	$113		$113	$—		$—	$—		$—

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$1,170,134	$(57,530)	$1,112,604
Hotel net income (loss)	$166,667	$(86,967)	$79,700
Hotel net income (loss) margin	14.24%		7.16%
Hotel EBITDA	$314,694	$(12,469)	$302,225
Hotel EBITDA margin	26.89%		27.16%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(3,185)		$(3,185)
JV interests in EBITDA	$50		$50
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	4	939	$131.35	$(111.13)	$135.42	$125.52	$(109.74)	$135.68	4.6%	(0.2)%
Boston, MA Area	1	315	215.20	—	215.20	235.01	(255.94)	209.09	(8.4)%	2.9%
Dallas / Ft. Worth, TX Area	5	1,396	104.51	—	104.51	100.49	(70.72)	108.33	4.0%	(3.5)%
Houston, TX Area	3	695	108.77	—	108.77	102.21	—	102.21	6.4%	6.4%
Los Angeles, CA Metro Area	4	1,312	141.47	—	141.47	130.85	(97.55)	138.64	8.1%	2.0%
Miami, FL Metro Area	2	414	161.30	—	161.30	154.01	—	154.01	4.7%	4.7%
Minneapolis - St. Paul, MN Area	2	520	56.57	—	56.57	63.53	—	63.53	(11.0)%	(11.0)%
Nashville, TN Area	1	674	210.75	—	210.75	214.14	—	214.14	(1.6)%	(1.6)%
New York / New Jersey Metro Area	4	1,159	94.75	—	94.75	97.00	(109.56)	91.99	(2.3)%	3.0%
Orlando, FL Area	2	524	131.25	—	131.25	106.90	—	106.90	22.8%	22.8%
Philadelphia, PA Area	1	263	96.56	—	96.56	79.55	(59.55)	100.69	21.4%	(4.1)%
San Diego, CA Area	2	410	137.18	—	137.18	126.43	—	126.43	8.5%	8.5%
San Francisco - Oakland, CA Metro Area	3	793	118.00	—	118.00	108.74	(100.41)	115.75	8.5%	1.9%
Tampa, FL Area	2	571	149.76	—	149.76	119.70	—	119.70	25.1%	25.1%
Washington D.C. - MD - VA Area	9	2,428	136.69	—	136.69	132.11	—	132.11	3.5%	3.5%
Other Areas	24	4,826	115.96	(114.96)	116.00	112.08	(111.18)	112.40	3.5%	3.2%
Total Portfolio	69	17,239	$125.66	$(113.18)	$125.95	$120.49	$(114.60)	$122.14	4.3%	3.1%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	4	939	$128.61	$(98.28)	$138.06	$134.34	$(121.01)	$143.80	(4.3)%	(4.0)%
Boston, MA Area	1	315	207.84	(162.27)	223.10	240.03	(264.27)	210.02	(13.4)%	6.2%
Dallas / Ft. Worth, TX Area	5	1,396	112.38	(83.82)	113.88	107.72	(74.20)	116.54	4.3%	(2.3)%
Houston, TX Area	3	695	107.13	—	107.13	107.22	—	107.22	(0.1)%	(0.1)%
Los Angeles, CA Metro Area	4	1,312	144.70	(84.48)	147.01	141.33	(112.76)	148.01	2.4%	(0.7)%
Miami, FL Metro Area	2	414	168.55	—	168.55	164.91	—	164.91	2.2%	2.2%
Minneapolis - St. Paul, MN Area	2	520	71.87	—	71.87	73.89	—	73.89	(2.7)%	(2.7)%
Nashville, TN Area	1	674	223.78	—	223.78	230.33	—	230.33	(2.8)%	(2.8)%
New York / New Jersey Metro Area	4	1,159	95.37	(55.84)	96.68	99.85	(107.00)	96.44	(4.5)%	0.2%
Orlando, FL Area	2	524	122.23	—	122.23	121.14	—	121.14	0.9%	0.9%
Philadelphia, PA Area	1	263	105.67	(28.18)	115.28	92.60	(71.78)	120.93	14.1%	(4.7)%
San Diego, CA Area	2	410	155.51	—	155.51	143.74	—	143.74	8.2%	8.2%
San Francisco - Oakland, CA Metro Area	3	793	126.33	(85.16)	130.63	119.46	(114.82)	123.74	5.8%	5.6%
Tampa, FL Area	2	571	144.01	—	144.01	141.88	—	141.88	1.5%	1.5%
Washington D.C. - MD - VA Area	9	2,428	149.72	—	149.72	144.58	—	144.58	3.6%	3.6%
Other Areas	24	4,826	126.55	(130.35)	126.14	122.95	(116.66)	125.31	2.9%	0.7%
Total Portfolio	69	17,239	$132.87	$(112.27)	$134.29	$130.51	$(121.14)	$133.34	1.8%	0.7%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$1,966	$(168)	$1,798	(4.9)%	$(44,447)	$46,380	$1,933	8.5%	104.4%	(7.0)%
Boston, MA Area	1	315	2,019	(6)	2,013	(5.5)%	1,110	263	1,373	6.1%	81.9%	46.6%
Dallas / Ft. Worth, TX Area	5	1,396	(2,302)	15	(2,287)	6.2%	1,528	(114)	1,414	6.3%	(250.7)%	(261.7)%
Houston, TX Area	3	695	508	—	508	(1.4)%	737	—	737	3.3%	(31.1)%	(31.1)%
Los Angeles, CA Metro Area	4	1,312	(33,595)	—	(33,595)	91.0%	2,542	(161)	2,381	10.5%	(1,421.6)%	(1,511.0)%
Miami, FL Metro Area	2	414	1,403	—	1,403	(3.8)%	1,127	—	1,127	5.0%	24.5%	24.5%
Minneapolis - St. Paul, MN Area	2	520	(1,033)	—	(1,033)	2.8%	(358)	—	(358)	(1.6)%	(188.5)%	(188.5)%
Nashville, TN Area	1	674	6,191	—	6,191	(16.8)%	5,055	—	5,055	22.3%	22.5%	22.5%
New York / New Jersey Metro Area	4	1,159	284	—	284	(0.8)%	(62,230)	62,542	312	1.4%	100.5%	(9.0)%
Orlando, FL Area	2	524	1,530	—	1,530	(4.1)%	489	—	489	2.2%	212.9%	212.9%
Philadelphia, PA Area	1	263	(98)	(4)	(102)	0.3%	3,080	(3,254)	(174)	(0.8)%	(103.2)%	41.4%
San Diego, CA Area	2	410	799	—	799	(2.2)%	620	—	620	2.7%	28.9%	28.9%
San Francisco - Oakland, CA Metro Area	3	793	(749)	384	(365)	1.0%	(25,257)	24,705	(552)	(2.4)%	97.0%	33.9%
Tampa, FL Area	2	571	1,057	—	1,057	(2.9)%	1,227	—	1,227	5.4%	(13.9)%	(13.9)%
Washington D.C. - MD - VA Area	9	2,428	6,388	—	6,388	(17.3)%	5,248	—	5,248	23.2%	21.7%	21.7%
Other Areas	24	4,826	(21,493)	(20)	(21,513)	58.4%	(21,376)	23,165	1,789	7.9%	(0.5)%	(1,302.5)%
Total Portfolio	69	17,239	$(37,125)	$201	$(36,924)	100.0%	$(130,905)	$153,526	$22,621	100.0%	71.6%	(263.2)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$19,975	$(14,518)	$5,457	6.8%	$(37,369)	$45,000	$7,631	5.3%	153.5%	(28.5)%
Boston, MA Area	1	315	4,380	3,345	7,725	9.7%	8,145	(2,292)	5,853	4.1%	(46.2)%	32.0%
Dallas / Ft. Worth, TX Area	5	1,396	6,725	(1,715)	5,010	6.3%	9,727	(163)	9,564	6.6%	(30.9)%	(47.6)%
Houston, TX Area	3	695	920	—	920	1.2%	4,066	—	4,066	2.8%	(77.4)%	(77.4)%
Los Angeles, CA Metro Area	4	1,312	(27,369)	3,374	(23,995)	(30.1)%	17,730	(2,029)	15,701	10.9%	(254.4)%	(252.8)%
Miami, FL Metro Area	2	414	5,264	—	5,264	6.6%	4,650	—	4,650	3.2%	13.2%	13.2%
Minneapolis - St. Paul, MN Area	2	520	(1,812)	—	(1,812)	(2.3)%	(607)	—	(607)	(0.4)%	(198.5)%	(198.5)%
Nashville, TN Area	1	674	25,591	—	25,591	32.1%	23,169	—	23,169	16.0%	10.5%	10.5%
New York / New Jersey Metro Area	4	1,159	177	882	1,059	1.3%	(58,915)	61,975	3,060	2.1%	100.3%	(65.4)%
Orlando, FL Area	2	524	3,759	—	3,759	4.7%	3,244	—	3,244	2.2%	15.9%	15.9%
Philadelphia, PA Area	1	263	272	799	1,071	1.3%	3,402	(3,344)	58	—%	(92.0)%	1,746.6%
San Diego, CA Area	2	410	5,925	—	5,925	7.4%	4,699	—	4,699	3.3%	26.1%	26.1%
San Francisco - Oakland, CA Metro Area	3	793	815	629	1,444	1.8%	(22,461)	22,034	(427)	(0.3)%	103.6%	438.2%
Tampa, FL Area	2	571	7,965	—	7,965	10.0%	8,353	—	8,353	5.8%	(4.6)%	(4.6)%
Washington D.C. - MD - VA Area	9	2,428	33,402	—	33,402	41.9%	25,228	—	25,228	17.5%	32.4%	32.4%
Other Areas	24	4,826	80,678	(79,763)	915	1.3%	19,513	10,659	30,172	20.9%	313.5%	(97.0)%
Total Portfolio	69	17,239	$166,667	$(86,967)	$79,700	100.0%	$12,574	$131,840	$144,414	100.0%	1,225.5%	(44.8)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$5,040	$(621)	$4,419	6.5%	$6,202	$(1,314)	$4,888	7.6%	(18.7)%	(9.6)%
Boston, MA Area	1	315	2,491	3	2,494	3.7%	5,642	(3,501)	2,141	3.3%	(55.8)%	16.5%
Dallas / Ft. Worth, TX Area	5	1,396	4,469	(5)	4,464	6.6%	5,283	(639)	4,644	7.2%	(15.4)%	(3.9)%
Houston, TX Area	3	695	2,476	(3)	2,473	3.6%	2,496	—	2,496	3.9%	(0.8)%	(0.9)%
Los Angeles, CA Metro Area	4	1,312	5,325	(2)	5,323	7.8%	4,943	(509)	4,434	6.9%	7.7%	20.0%
Miami, FL Metro Area	2	414	2,801	(1)	2,800	4.1%	2,503	—	2,503	3.9%	11.9%	11.9%
Minneapolis - St. Paul, MN Area	2	520	(99)	(2)	(101)	(0.1)%	444	—	444	0.7%	(122.3)%	(122.7)%
Nashville, TN Area	1	674	8,515	—	8,515	12.5%	7,606	—	7,606	11.9%	12.0%	12.0%
New York / New Jersey Metro Area	4	1,159	2,554	(3)	2,551	3.8%	4,557	(2,011)	2,546	4.0%	(44.0)%	0.2%
Orlando, FL Area	2	524	2,434	—	2,434	3.6%	1,541	—	1,541	2.4%	57.9%	57.9%
Philadelphia, PA Area	1	263	304	(5)	299	0.4%	1	302	303	0.5%	30,300.0%	(1.3)%
San Diego, CA Area	2	410	1,671	(1)	1,670	2.5%	1,247	—	1,247	1.9%	34.0%	33.9%
San Francisco - Oakland, CA Metro Area	3	793	2,507	—	2,507	3.7%	3,538	(1,247)	2,291	3.6%	(29.1)%	9.4%
Tampa, FL Area	2	571	2,923	(2)	2,921	4.3%	2,187	—	2,187	3.4%	33.7%	33.6%
Washington D.C. - MD - VA Area	9	2,428	10,813	(4)	10,809	15.9%	10,491	—	10,491	16.4%	3.1%	3.0%
Other Areas	24	4,826	15,191	(757)	14,434	21.1%	19,924	(5,627)	14,297	22.4%	(23.8)%	1.0%
Total Portfolio	69	17,239	$69,415	$(1,403)	$68,012	100.0%	$78,605	$(14,546)	$64,059	100.0%	(11.7)%	6.2%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$18,474	$(2,581)	$15,893	5.3%	$26,661	$(7,363)	$19,298	6.2%	(30.7)%	(17.6)%
Boston, MA Area	1	315	10,977	(650)	10,327	3.4%	25,817	(16,710)	9,107	2.9%	(57.5)%	13.4%
Dallas / Ft. Worth, TX Area	5	1,396	22,217	(569)	21,648	7.2%	25,150	(2,129)	23,021	7.4%	(11.7)%	(6.0)%
Houston, TX Area	3	695	8,610	—	8,610	2.8%	10,278	—	10,278	3.3%	(16.2)%	(16.2)%
Los Angeles, CA Metro Area	4	1,312	21,024	151	21,175	7.0%	28,641	(3,529)	25,112	8.1%	(26.6)%	(15.7)%
Miami, FL Metro Area	2	414	10,978	—	10,978	3.6%	10,243	—	10,243	3.3%	7.2%	7.2%
Minneapolis - St. Paul, MN Area	2	520	1,487	—	1,487	0.5%	2,636	—	2,636	0.8%	(43.6)%	(43.6)%
Nashville, TN Area	1	674	35,327	—	35,327	11.7%	33,273	—	33,273	10.7%	6.2%	6.2%
New York / New Jersey Metro Area	4	1,159	9,776	(112)	9,664	3.2%	20,067	(8,068)	11,999	3.9%	(51.3)%	(19.5)%
Orlando, FL Area	2	524	7,498	—	7,498	2.5%	7,460	—	7,460	2.4%	0.5%	0.5%
Philadelphia, PA Area	1	263	2,404	228	2,632	0.9%	3,383	(948)	2,435	0.8%	(28.9)%	8.1%
San Diego, CA Area	2	410	8,483	—	8,483	2.8%	7,194	—	7,194	2.3%	17.9%	17.9%
San Francisco - Oakland, CA Metro Area	3	793	12,095	(227)	11,868	3.9%	18,136	(7,490)	10,646	3.4%	(33.3)%	11.5%
Tampa, FL Area	2	571	12,228	—	12,228	4.0%	12,132	—	12,132	3.9%	0.8%	0.8%
Washington D.C. - MD - VA Area	9	2,428	51,560	—	51,560	17.1%	49,544	—	49,544	16.0%	4.1%	4.1%
Other Areas	24	4,826	81,556	(8,709)	72,847	24.1%	103,693	(27,810)	75,883	24.6%	(21.3)%	(4.0)%
Total Portfolio	69	17,239	$314,694	$(12,469)	$302,225	100.0%	$384,308	$(74,047)	$310,261	100.0%	(18.1)%	(2.6)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2024
(in thousands, except share price)
(unaudited)

December 31, 2024
Common stock shares outstanding	5,637
Partnership units outstanding	120
Combined common stock shares and partnership units outstanding	5,757
Common stock price	$7.19
Market capitalization	$41,393
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,774
Series H cumulative preferred stock	$25,949
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$169,991
Series K redeemable preferred stock	$15,029
Indebtedness	$2,638,767
Net working capital (see below)	$(122,180)
Total enterprise value (TEV)	$2,885,285

Cash and cash equivalents	$105,636
Restricted cash	$104,123
Accounts receivable, net	$35,991
Prepaid expenses	$11,527
Due from third-party hotel managers, net	$20,481
Total current assets	$277,758

Accounts payable, net & accrued expenses	$129,189
Dividends and distributions payable	$3,951
Due to affiliates, net	$22,438
Total current liabilities	$155,578

Net working capital	$122,180

The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024				2025
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Bloomington	117				x	x	x		x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Palm Beach	160				x	x
Hampton Inn Evansville	140					x	x
Hilton Garden Inn Austin Downton	254					x	x
Hilton Garden Inn Virginia Beach	176								x
La Concha Key West	160	x	x
Le Pavillon New Orleans	226	x
Marriott Sugar Land	300	x	x
Residence Inn Evansville	78				x	x	x		x
Sheraton Anchorage	370								x
Sheraton Misson Valley	260								x
Westin Princeton	296								x
Total		3	3	1	4	5	4	0	6
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024and 2025 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2024	2024	2024	December 31, 2024
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(37,125)	$32,678	$140,679	$30,435	$166,667
Non-property adjustments	59,274	(2,771)	(85,986)	1,970	(27,513)
Interest income	(408)	(482)	(420)	(410)	(1,720)
Interest expense	3,181	2,206	2,086	4,155	11,628
Amortization of loan costs	118	77	76	219	490
Depreciation and amortization	37,256	37,691	37,139	40,220	152,306
Income tax expense (benefit)	(22)	26	29	35	68
Non-hotel EBITDA ownership expense	7,141	2,408	1,531	1,688	12,768
Hotel EBITDA including amounts attributable to noncontrolling interest	69,415	71,833	95,134	78,312	314,694
Non-comparable adjustments	(1,403)	(1,413)	(2,521)	(7,132)	(12,469)
Comparable hotel EBITDA	$68,012	$70,420	$92,613	$71,180	$302,225
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(36,040)	$(1,085)	$(37,125)	$7	$(91,981)	$(129,099)
Non-property adjustments	59,274	—	59,274	—	(59,274)	—
Interest income	(408)	—	(408)	—	408	—
Interest expense	3,181	—	3,181	—	66,934	70,115
Amortization of loan cost	118	—	118	—	4,354	4,472
Depreciation and amortization	35,734	1,522	37,256	—	49	37,305
Income tax expense (benefit)	(22)	—	(22)	—	(2,294)	(2,316)
Non-hotel EBITDA ownership expense	6,906	235	7,141	—	(7,141)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	68,743	672	69,415	7	(88,945)	(19,523)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,542	1,542
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	130	130
Hotel EBITDA attributable to the Company and OP unitholders	$68,743	$672	$69,415	$7	$(87,273)	$(17,851)
Non-comparable adjustments	(1,403)	—	(1,403)
Comparable hotel EBITDA	$67,340	$672	$68,012
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Dallas, Embassy Suites Palm Beach, Residence Inn Evansville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(130,902)	$(3)	$(130,905)	$60	$101,041	$(29,804)
Non-property adjustments	155,688	—	155,688	(22)	(155,666)	—
Interest income	(421)	—	(421)	—	421	—
Interest expense	4,231	—	4,231	—	88,331	92,562
Amortization of loan cost	222	—	222	—	2,879	3,101
Depreciation and amortization	45,767	850	46,617	—	227	46,844
Income tax expense (benefit)	42	—	42	—	(1,552)	(1,510)
Non-hotel EBITDA ownership expense	2,942	189	3,131	1	(3,132)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	77,569	1,036	78,605	39	32,549	111,193
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	419	419
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$77,569	$1,036	$78,605	$39	$32,894	$111,538
Non-comparable adjustments	(14,546)	—	(14,546)
Comparable hotel EBITDA	$63,023	$1,036	$64,059
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Dallas, Embassy Suites Palm Beach, Residence Inn Evansville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$168,782	$(2,115)	$166,667	$(1)	$(231,677)	$(65,011)
Non-property adjustments	(27,513)	—	(27,513)	—	27,513	—
Interest income	(1,720)	—	(1,720)	—	1,720	—
Interest expense	11,628	—	11,628	—	293,733	305,361
Amortization of loan cost	490	—	490	—	13,100	13,590
Depreciation and amortization	147,316	4,990	152,306	—	470	152,776
Income tax expense (benefit)	68	—	68	—	929	997
Non-hotel EBITDA ownership expense	11,460	1,308	12,768	—	(12,768)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	310,511	4,183	314,694	(1)	93,020	407,713
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,370	2,370
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	436	436
Hotel EBITDA attributable to the Company and OP unitholders	$310,511	$4,183	$314,694	$(1)	$95,826	$410,519
Non-comparable adjustments	(12,469)	—	(12,469)
Comparable hotel EBITDA	$298,042	$4,183	$302,225
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Dallas, Embassy Suites Palm Beach, Residence Inn Evansville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$10,882	$1,692	$12,574	$5,190	$(198,498)	$(180,734)
Non-property adjustments	155,638	—	155,638	(6,411)	(149,227)	—
Interest income	(1,152)	—	(1,152)	—	1,152	—
Interest expense	19,182	—	19,182	—	334,231	353,413
Amortization of loan cost	985	—	985	—	11,750	12,735
Depreciation and amortization	184,262	3,009	187,271	164	372	187,807
Income tax expense (benefit)	219	—	219	—	681	900
Non-hotel EBITDA ownership expense	9,219	372	9,591	19	(9,610)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	379,235	5,073	384,308	(1,038)	(9,149)	374,121
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,134	1,134
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	231	231
Hotel EBITDA attributable to the Company and OP unitholders	$379,235	$5,073	$384,308	$(1,038)	$(7,784)	$375,486
Non-comparable adjustments	(74,047)	—	(74,047)
Comparable hotel EBITDA	$305,188	$5,073	$310,261
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Dallas, Embassy Suites Palm Beach, Residence Inn Evansville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,966	$2,019	$(2,302)	$508	$(33,595)	$1,403	$(1,033)	$6,191	$284
Non-property adjustments	—	—	16	—	35,908	—	—	—	(72)
Interest income	(47)	(77)	—	—	(14)	23	—	(25)	—
Interest expense	749	—	1,398	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,178	511	3,913	1,696	1,954	1,226	716	2,404	1,913
Income tax expense (benefit)	—	—	—	—	—	—	—	(70)	—
Non-hotel EBITDA ownership expense	194	38	1,444	272	1,072	149	218	15	429
Hotel EBITDA including amounts attributable to noncontrolling interest	5,040	2,491	4,469	2,476	5,325	2,801	(99)	8,515	2,554
Non-comparable adjustments	(621)	3	(5)	(3)	(2)	(1)	(2)	—	(3)
Comparable hotel EBITDA	$4,419	$2,494	$4,464	$2,473	$5,323	$2,800	$(101)	$8,515	$2,551

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,530	$(98)	$799	$(749)	$1,057	$6,388	$(21,493)	$(37,125)
Non-property adjustments	—	—	—	—	—	—	23,422	59,274
Interest income	(29)	—	(26)	(16)	—	(164)	(33)	(408)
Interest expense	—	—	—	210	—	—	824	3,181
Amortization of loan costs	—	—	—	80	—	—	38	118
Depreciation and amortization	927	367	611	2,164	760	4,396	11,520	37,256
Income tax expense (benefit)	—	—	—	—	—	—	48	(22)
Non-hotel EBITDA ownership expense	6	35	287	818	1,106	193	865	7,141
Hotel EBITDA including amounts attributable to noncontrolling interest	2,434	304	1,671	2,507	2,923	10,813	15,191	69,415
Non-comparable adjustments	—	(5)	(1)	—	(2)	(4)	(757)	(1,403)
Comparable hotel EBITDA	$2,434	$299	$1,670	$2,507	$2,921	$10,809	$14,434	$68,012
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(44,447)	$1,110	$1,528	$737	$2,542	$1,127	$(358)	$5,055	$(62,230)
Non-property adjustments	46,396	—	—	—	—	—	—	(459)	63,234
Interest income	(41)	(57)	(6)	—	(38)	(13)	—	(24)	(12)
Interest expense	817	2,314	—	—	—	—	—	—	—
Amortization of loan costs	6	142	—	—	—	—	—	—	—
Depreciation and amortization	3,295	1,953	3,647	1,689	2,472	1,216	741	2,519	3,395
Income tax expense (benefit)	—	—	—	—	—	—	—	24	—
Non-hotel EBITDA ownership expense	176	180	114	70	(33)	173	61	491	170
Hotel EBITDA including amounts attributable to noncontrolling interest	6,202	5,642	5,283	2,496	4,943	2,503	444	7,606	4,557
Non-comparable adjustments	(1,314)	(3,501)	(639)	—	(509)	—	—	—	(2,011)
Comparable hotel EBITDA	$4,888	$2,141	$4,644	$2,496	$4,434	$2,503	$444	$7,606	$2,546

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$489	$3,080	$620	$(25,257)	$1,227	$5,248	$(21,376)	$(130,905)
Non-property adjustments	—	(3,869)	—	24,800	—	—	25,586	155,688
Interest income	(21)	(7)	(18)	(14)	—	(131)	(39)	(421)
Interest expense	—	—	—	218	—	—	882	4,231
Amortization of loan costs	—	—	—	39	—	—	35	222
Depreciation and amortization	1,040	678	602	3,472	894	5,296	13,708	46,617
Income tax expense (benefit)	—	—	—	—	—	—	18	42
Non-hotel EBITDA ownership expense	33	119	43	280	66	78	1,110	3,131
Hotel EBITDA including amounts attributable to noncontrolling interest	1,541	1	1,247	3,538	2,187	10,491	19,924	78,605
Non-comparable adjustments	—	302	—	(1,247)	—	—	(5,627)	(14,546)
Comparable hotel EBITDA	$1,541	$303	$1,247	$2,291	$2,187	$10,491	$14,297	$64,059
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$19,975	$4,380	$6,725	$920	$(27,369)	$5,264	$(1,812)	$25,591	$177
Non-property adjustments	(14,362)	665	(1,568)	—	38,909	—	—	—	661
Interest income	(180)	(282)	(4)	—	(71)	(15)	—	(108)	(4)
Interest expense	3,079	2,518	1,735	—	—	—	—	—	—
Amortization of loan costs	—	144	—	—	—	—	—	—	—
Depreciation and amortization	9,556	3,552	13,575	6,686	8,315	4,561	2,972	9,675	8,175
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	406	—	1,754	1,004	1,240	1,168	327	169	767
Hotel EBITDA including amounts attributable to noncontrolling interest	18,474	10,977	22,217	8,610	21,024	10,978	1,487	35,327	9,776
Non-comparable adjustments	(2,581)	(650)	(569)	—	151	—	—	—	(112)
Comparable hotel EBITDA	$15,893	$10,327	$21,648	$8,610	$21,175	$10,978	$1,487	$35,327	$9,664

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,759	$272	$5,925	$815	$7,965	$33,402	$80,678	$166,667
Non-property adjustments	—	425	—	228	—	—	(52,471)	(27,513)
Interest income	(112)	(4)	(94)	(67)	—	(635)	(144)	(1,720)
Interest expense	—	—	—	846	—	—	3,450	11,628
Amortization of loan costs	—	—	—	198	—	—	148	490
Depreciation and amortization	3,823	1,655	2,388	9,147	3,222	18,311	46,693	152,306
Income tax expense (benefit)	—	—	—	—	—	—	68	68
Non-hotel EBITDA ownership expense	28	56	264	928	1,041	482	3,134	12,768
Hotel EBITDA including amounts attributable to noncontrolling interest	7,498	2,404	8,483	12,095	12,228	51,560	81,556	314,694
Non-comparable adjustments	—	228	—	(227)	—	—	(8,709)	(12,469)
Comparable hotel EBITDA	$7,498	$2,632	$8,483	$11,868	$12,228	$51,560	$72,847	$302,225
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(37,369)	$8,145	$9,727	$4,066	$17,730	$4,650	$(607)	$23,169	$(58,915)
Non-property adjustments	46,396	—	—	—	—	—	—	(459)	63,234
Interest income	(117)	(152)	(17)	—	(116)	(32)	—	(38)	(44)
Interest expense	3,224	8,891	—	—	—	—	—	—	—
Amortization of loan costs	23	559	—	—	—	—	—	—	—
Depreciation and amortization	13,974	8,046	15,110	5,479	10,104	5,316	3,039	9,988	15,202
Income tax expense (benefit)	—	—	—	—	—	—	—	99	—
Non-hotel EBITDA ownership expense	530	328	330	733	923	309	204	514	590
Hotel EBITDA including amounts attributable to noncontrolling interest	26,661	25,817	25,150	10,278	28,641	10,243	2,636	33,273	20,067
Non-comparable adjustments	(7,363)	(16,710)	(2,129)	—	(3,529)	—	—	—	(8,068)
Comparable hotel EBITDA	$19,298	$9,107	$23,021	$10,278	$25,112	$10,243	$2,636	$33,273	$11,999

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,244	$3,402	$4,699	$(22,461)	$8,353	$25,228	$19,513	$12,574
Non-property adjustments	—	(3,869)	—	24,800	—	23	25,513	155,638
Interest income	(73)	(24)	(56)	(53)	—	(305)	(125)	(1,152)
Interest expense	—	—	—	873	—	1,943	4,251	19,182
Amortization of loan costs	—	—	—	154	—	114	135	985
Depreciation and amortization	4,268	3,284	2,378	13,579	3,669	22,235	51,600	187,271
Income tax expense (benefit)	—	—	—	—	—	—	120	219
Non-hotel EBITDA ownership expense	21	590	173	1,244	110	306	2,686	9,591
Hotel EBITDA including amounts attributable to noncontrolling interest	7,460	3,383	7,194	18,136	12,132	49,544	103,693	384,308
Non-comparable adjustments	—	(948)	—	(7,490)	—	—	(27,810)	(74,047)
Comparable hotel EBITDA	$7,460	$2,435	$7,194	$10,646	$12,132	$49,544	$75,883	$310,261
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$10,121	$87,866	$5,658	$50,882	$19,899	$(56,113)	$10,311	$9,434	$25,590	$4,889	$2,726
Non-property adjustments	—	(70,921)	—	(73)	—	59,330	(6,913)	(9,598)	—	—	(2,658)
Interest income	(16)	—	—	(551)	(257)	(215)	(117)	—	(108)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	9,377	4,407	10,969	43,518	20,772	20,020	3,147	370	9,674	5,023	167
Income tax expense (benefit)	—	—	1	—	—	—	—	—	1	—	—
Non-hotel EBITDA ownership expense	725	1,449	713	2,431	2,940	1,269	166	75	170	87	11
Hotel EBITDA including amounts attributable to noncontrolling interest	20,207	22,801	17,341	96,207	43,354	24,291	6,594	281	35,327	9,999	246
Non-comparable adjustments	15	(3,467)	—	—	—	221	(107)	(281)	—	—	(246)
Comparable hotel EBITDA	$20,222	$19,334	$17,341	$96,207	$43,354	$24,512	$6,487	$—	$35,327	$9,999	$—

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(757)	$(3,344)	$11,750	$(1,355)	$(8,760)	$(4,504)	$1,573	$(6)	$(4,483)	$(3,617)	$4,665
Non-property adjustments	—	665	—	—	—	—	(1,579)	(130)	6,134	3,101	(4,764)
Interest income	—	—	(415)	—	—	—	—	—	(28)	(13)	—
Interest expense	1,108	2,517	—	846	3,447	1,735	—	—	—	—	—
Amortization of loan costs	—	144	—	200	146	—	—	—	—	—	—
Depreciation and amortization	1,245	745	4,812	2,145	5,098	1,526	138	—	973	856	48
Income tax expense (benefit)	—	—	—	—	—	—	74	—	—	—	—
Non-hotel EBITDA ownership expense	156	(78)	47	250	347	1,313	35	136	74	184	18
Hotel EBITDA including amounts attributable to noncontrolling interest	1,752	649	16,194	2,086	278	70	241	—	2,670	511	(33)
Non-comparable adjustments	—	(649)	—	—	—	—	(241)	—	(2,670)	(511)	33
Comparable hotel EBITDA	$1,752	$—	$16,194	$2,086	$278	$70	$—	$—	$—	$—	$—

	Morgan Stanley Ann Arbor - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$83	$—	$—	$156	$4,003	$166,667
Non-property adjustments	(107)	—	—	—	—	(27,513)
Interest income	—	—	—	—	—	(1,720)
Interest expense	—	—	—	—	1,975	11,628
Amortization of loan costs	—	—	—	—	—	490
Depreciation and amortization	—	—	—	4,328	2,948	152,306
Income tax expense (benefit)	—	—	—	(8)	—	68
Non-hotel EBITDA ownership expense	—	—	—	114	136	12,768
Hotel EBITDA including amounts attributable to noncontrolling interest	(24)	—	—	4,590	9,062	314,694
Non-comparable adjustments	24	—	—	(4,590)	—	(12,469)
Comparable hotel EBITDA	$—	$—	$—	$—	$9,062	$302,225
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at December 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.